UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
March 26, 2009 (March 20, 2009)

SPECTRUM BRANDS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	001-13615	22-2423556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Six Concourse Parkway, Suite 3300 Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

(770) 829-6200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On February 3, 2009, Spectrum Brands, Inc. (the "Company") announced that it and its United States subsidiaries (together with the Company, collectively, the "Debtors") filed voluntary petitions in the United States Bankruptcy Court for the Western District of Texas (the "Bankruptcy Court") seeking reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code.  The Chapter 11 cases are being jointly administered by the court as Case No. 09-50456 (the "Bankruptcy Cases").

The provisions of the Bankruptcy Code require the Debtors to file monthly operating reports during the Bankruptcy Cases.  On March 20, 2009, the Debtors filed their first such report , and filed a subsequent amendment on March 25, 2009, covering the period from February 1, 2009 through February 22, 2009 (the "February Monthly Report").  The February Monthly Report disclosed, among other things, net sales and disbursement figures for each of the Debtors for such period.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is summary information for each of the Debtors that was included in the report (the "Summary Information").  A complete copy of the February Monthly Report may be obtained through the Bankruptcy Court.

The Company cautions readers not to place undue reliance upon the information contained in the February Monthly Report, including, without limitation, the Summary Information.  Information in the February Monthly Report reflects only information related to the Debtors and does not include information for the entire consolidated Company group, which includes the Company's non-United States' subsidiaries.  The February Monthly Report contains financial information that has not been audited or reviewed by independent accountants and may be subject to further review and potential adjustments.  The February Monthly Report is in a format prescribed by applicable bankruptcy laws, was prepared solely for the purpose of complying with the monthly reporting requirements in the Bankruptcy Cases and contains information for a period that is shorter or different from those contained in periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.  The information set forth in the February Monthly Report (including, without limitation, the Summary Information) should not be viewed as representative of the expected operating results of the Company and its subsidiaries for future periods.

Item 9.01       Financial Statements and Exhibits.

                 (d)  Exhibits

Exhibit
Number                               Description

99.1                            Summary Information from Debtors' February 2009 Monthly Operating Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2009	SPECTRUM BRANDS, INC.

	By:	/s/ Anthony L. Genito
		Name:	Anthony L. Genito
		Title:	Executive Vice President,
Chief Financial Officer and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Summary Information from Debtors' February 2009 Monthly Operating Report